UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2007
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Charter)
                            Delaware
State or Other Jurisdiction of Incorporation

0-25033	63-1201350

(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203

(Address of Principal Executive Offices)	Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01. Other Events
On March 1, 2007, representatives of Superior Bancorp will make a presentation at an investor conference using slides containing the information attached to this Form 8-K as Exhibit 99. We expect to use such slides, possibly with variations, at other investor presentations after that date.
The information contained in the slides is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
Additional Information and Where to Find It
     The information contained in this Form 8-K may be deemed to be solicitation material with respect to the proposed merger of People’s Community Bancshares, Inc. with and into Superior Bancorp. Superior Bancorp plans to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) in connection with the proposed merger. That registration statement will contain a proxy statement/prospectus to be distributed to the shareholders of People’s Community Bancshares in connection with their vote on the proposed merger. SHAREHOLDERS OF PEOPLE’S COMMUNITY BANCSHARES ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
     The proxy statement/prospectus will be mailed to the shareholders of People’s Community Bancshares. Investors and security holders may also obtain free copies of the documents filed with the SEC (including any documents incorporated by reference) from the SEC’s website, www.sec.gov. Such documents may also be obtained from Superior Bancorp by contacting Carol Murcks, Investor Relations, at (205) 488-3327, or from Peoples Community Bancshares, Inc. by contacting Neil D. McCurry, Jr., President and CEO, at (941) 365-5934.
     Superior Bancorp, People’s Community Bancshares and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed merger. Information regarding Superior Bancorp’s directors and executive officers is available at http://www.superiorbank.com/fs_investor_relations.html. Information regarding People’s directors and executive officers is available from http://www.peoplescb.com. Additional information regarding the interests of such directors and executive officers will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     Exhibit
99	Investor presentation of Superior Bancorp in use beginning March 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
/s/ C. Stanley Bailey
C. Stanley Bailey
Chairman and Chief Executive Officer

Date: March 1, 2007

INDEX TO EXHIBITS

Exhibit No.	Description

99	Investor presentation of Superior Bancorp in use beginning March 1, 2007.